Exhibit 10.3

US$205,000,000 Term Loan Facility

US$25,000,000 Revolving Loan Facility

FIRST AMENDMENT AGREEMENT dated 9 June 2023

for

METALS ACQUISITION CORP. (AUSTRALIA) PTY LTD

arranged by
CITIBANK N.A., SYDNEY BRANCH and BANK OF MONTREAL
acting as Mandated Lead Arrangers and Bookrunners

with
CITISECURITIES LIMITED

acting as Agent

Execution Version

CONTENTS

Clause	Page

1.	Definitions and Interpretation	2

2.	Amendment and Restatement	2

3.	Remaining Provisions unaffected	3

4.	Affirmation	3

5.	Finance Document	3

6.	Counterparts	3

7.	Governing Law and Enforcement	3

page i

THIS FIRST AMENDMENT AGREEMENT is dated ________________ 2023 and made between:

(1)	METALS ACQUISITION CORP, an exempted company incorporated in the Cayman Islands, company number 372802, of Suite 400, 425 Houston Street, Fort Worth, Texas 76102, United States of America and METALS ACQUISITION LIMITED a company incorporated in Jersey with registration number 144625, of 3rd Floor, 44 Esplanade, St Helier, JE4 9WG, Jersey (each the "Company");

(2)	THE ENTITY listed in Part I of Schedule 1 as borrower ("Borrower");

(3)	THE ENTITIES listed in Part I of Schedule 1 as original guarantors (together with the Company the "Original Guarantors");

(4)	CITIBANK N.A., SYDNEY BRANCH (ABN 34 072 814 058) and BANK OF MONTREAL as mandated lead arrangers and bookrunners (whether acting individually or together the "Arranger");

(5)	THE ENTITIES listed in Part III of Schedule 1 as initial account banks (the "Initial Account Banks");

(6)	THE ENTITIES listed in Part II of Schedule 1 as lenders ("Original Lenders"); and

(7)	CITISECURITIES LIMITED (ABN 51 008 489 610) (the "Agent").

IT IS AGREED as follows:

A	The parties to this Deed (each a Party) are parties to a Facility Agreement dated 28 February 2023 (the Facility Agreement).

B	The Parties wish to amend and restate the Facility Agreement in the manner set out in this Deed.

It is agreed as follows.

1.	Definitions and Interpretation

1.1	Definitions

Definitions in the Facility Agreement (as amended and restated under this Deed) apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed.

Amendment Date means the date of this Deed.

1.2	Interpretation

Clause 1.2 (Construction) of the Facility Agreement applies in this Deed as if set out in full in this Deed and as if references in that clause to "this agreement" were to this Deed.

2.	Amendment and Restatement

The Parties agree that, with effect on and from the Amendment Date, the Facility Agreement is amended and restated as set out in Schedule 2 to this Deed.

3.	Remaining Provisions unaffected

Except as specifically amended by this Deed:

(a)	The provisions of the Facility Agreement remain in full force and effect;

(b)	The amendment of the Facility Agreement does not affect the enforceability or validity of the Finance Documents; and

(c)	nothing in this Deed:

(i)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Finance Documents before the Amendment Date; or

(ii)	discharges, releases or otherwise affects any liability or obligation arising under any Finance Document before the Amendment Date.

(d)	Each Party remains entitled to and bound by their respective rights and obligations under the Finance Documents.

4.	Affirmation

On the Amendment Date, each Obligor makes each Repeating Representation with reference to the facts and circumstances subsisting on the Amendment Date.

5.	Finance Document

This Deed is a Finance Document.

6.	Counterparts

This Deed may be executed in any number of counterparts, each executed by one or more parties. A party may do this by executing and electronically transmitting a copy to one or more others or their representative. All counterparts together will be taken to constitute one instrument.

7.	Governing Law and Enforcement

Clauses 50 (Governing Law) and 51 (Enforcement) of the Facility Agreement are incorporated in this Deed as if set out in full in this Deed and as if references in those clauses to "this agreement" were to this Deed.

Schedule 1

The Original Parties

Part I

The Original Obligors

Name of Borrower	ABN/ACN/ARBN	Address for Service of Notice

Metals Acquisition Corp. (Australia) Pty Ltd	ACN 657 799 758	c/o Squire Patton Boggs Attention: Chris Rosario Level 21.300 Murray St, Perth WA 6000 Email: chris.rosario@squirepb.com

Name of Original Guarantor	ABN/ACN/ARBN/Registration number	Address for Service of Notice

Metals Acquisition Corp (an exempted company incorporated in the Cayman Islands)	372802 (Cayman Islands)	Suite 400, 425 Houston St, Ft Worth, Texas, 76102 Attn: Mick McMullen Email: mick.mcmullen@metalsacqcorp.com

Metals Acquisition Limited, (a company incorporated in Jersey)	144625 (Jersey)	3rd Floor, 44 Esplanade, St Helier, JE4 9WG, Jersey Attn: Mick McMullen Email: mick.mcmullen@metalsacqcorp.com

Part II

The Original Lenders

Name of Original Lender	Facility A Commitment (US$)	Facility B Commitment (US$)	Address for Service of Notice
Citibank, N.A., Sydney Branch (ABN 34 072 814 058)	53,500,000	6,500,000	Level 23, 2 Park Street, Sydney, NSW, 2000
BMO Harris Bank N.A.	53,500,000	6,500,000	100 King Street West, 5th Floor, Toronto, ON, M5X 1H3
National Bank of Canada	49,000,000	6,000,000	130 King Street West, Suite 3200, Toronto, Ontario, Canada, M5X 1J9
The Bank of Nova Scotia, Australia Branch (ABN: 34 133 513 827)	49,000,000	6,000,000	Suite 2, Level 44, 1 Farrer Place, Governor Phillip Tower, Sydney NSW 2000 Australia
Total	205,000,000	25,000,000

Part III

The Initial Account Banks

Name	Address for Service of Notice

Citibank, N.A., Sydney Branch (ABN 34 072 814 058)	Address:	Level 24, 2 Park Street Sydney NSW 2000 Australia

	Email:	maria.mills@citi.com; steve.phan@citi.com; riona.mar@citi.com

	Telephone:	+612 8225 2640 / 2066 /1838

Attention: Steve Phan / Maria Mills / Riona Mar

Address for Service of Notice

Citibank, N.A., Jersey Branch	Address:	38 Esplanade, St Helier, Jersey JE4 8QB

	Email:	at.instructions@citi.com; issuerservices.specialisedagancy@citi.com

	Telephone:	+ 353 1 622 4807 / +353 1 622 2499

Attention: Specialised Agency Team

Schedule 2 Amended and Restated Facility Agreement

Each attorney executing this Deed states that he or she has no notice of the revocation or suspension of his or her power of attorney.

Executed and delivered as a Deed

The Agent

SIGNED, SEALED AND DELIVERED by

by CITISECURITIES LIMITED as Senior Agent by its duly authorised signatories	/s/ Alok Jhingan
Signature

Alok Jhingan
Name

/s/ Rod Hill
Signature

Rod Hill	/s/ Enoch Pun
Name	Witness Signature

Enoch Pun
Witness Name

/s/ Enoch Pun
Witness Signature

Enoch Pun
Witness Name

The Arrangers

SIGNED, SEALED AND DELIVERED by	)	/s/ Jeremy Beadow

	)	Director

as authorised signatory for Bank of Montreal	)

in the presence of:	)

)

Signature of witness	)

	)	/s/ Grace Chan

Name of witness (block letters))		Vice President Corporate Banking

)

)

SIGNED, SEALED AND DELIVERED for and on behalf of
CITIBANK, N.A., SYDNEY BRANCH
(ABN 34 072 814 058) by its authorised signatories:

/s/ Rod Hill	/s/ Brian Nash
Signature of Authorised Signatory	Signature of Authorised Signatory

Rod Hill	Brian Nash
Name of Authorised Signatory	Name of Authorised Signatory

/s/ Enoch Pun	/s/ Enoch Pun
Witness Signature	Witness Signature

Enoch Pun	Enoch Pun
Witness Name	Witness Name

The Initial Account Banks

SIGNED, SEALED AND DELIVERED for and on behalf of
CITIBANK, N.A., SYDNEY BRANCH
(ABN 34 072 814 058) by its authorised signatories:

/s/ Rod Hill	/s/ Brian Nash
Signature of Authorised Signatory	Signature of Authorised Signatory

Rod Hill	Brian Nash
Name of Authorised Signatory	Name of Authorised Signatory

/s/ Enoch Pun	/s/ Enoch Pun
Witness Signature	Witness Signature

Enoch Pun	Enoch Pun
Witness Name	Witness Name

SIGNED, SEALED AND DELIVERED for and on behalf of
CITIBANK, N.A., JERSEY BRANCH
by its delegated signatory:

/s/ Annie Donegan	/s/ Peter Lemoucheux
Witness Signature	Signature of delegated signatory

Annie Donegan, Vice president	Peter Lemoucheux, Senior Vice President
Witness Name	Name of delegated signatory

Original Lenders

SIGNED, SEALED AND DELIVERED by	)

	)	/s/ Grace Chan

	)	Grace Chan, Vice President Corporate Banking

as authorised signatory for BMO HARRIS BANK N.A.	)

in the presence of:	)

)

Signature of witness	)
/s/ Jeremy Beadow
)
Jeremy Beadow, Director
Name of witness (block letters))

)

SIGNED, SEALED AND DELIVERED for and on behalf of
CITIBANK, N.A., SYDNEY BRANCH
(ABN 34 072 814 058) by its authorised signatories:

/s/ Rod Hill	/s/ Brian Nash
Signature of Authorised Signatory	Signature of Authorised Signatory

Rod Hill	Brian Nash
Name of Authorised Signatory	Name of Authorised Signatory

/s/ Enoch Pun	/s/ Enoch Pun
Witness Signature	Witness Signature

Enoch Pun	Enoch Pun
Witness Name	Witness Name

SIGNED, SEALED AND DELIVERED for
and on behalf of
The Bank of Nova Scotia, Australia Branch

/s/ Sophie Watt	/s/ Jay Hipolito
Witness Signature	Attorney / Authorised Signatory

Sophie Watt	Jay Hipolito
Witness Name	Name

SIGNED, SEALED AND DELIVERED for and on
behalf of National Bank of Canada by its authorised
signatories:

/s/ Allan Fordyce	/s/ David Torrey
Authorised Signatory	Authorised Signatory

Allan Fordyce	David Torrey
Name	Name

/s/ Lauren Reid	/s/ Lauren Reid
Witness Signature	Witness Signature

Lauren Reid	Lauren Reid
Witness Name	Witness Name

The Borrower

SIGNED, SEALED AND DELIVERED	)
by Metals Acquisition Corp.	)
(Australia) Pty Ltd (ACN 657 799 758))
in accordance with section 127(1) of	)
the Corporations Act 2001 (Cth) by	)
authority of its directors:	)
)
/s/ Michael James McMullen	)	/s/ Marthinus J Crouse
)
Signature of director	)	Signature of director/company secretary*
	)	*delete whichever is not applicable
Michael James McMullen	)
Name of director (block letters))		Marthinus J Crouse
	)	Name of director/company secretary*
	)	(block letters)
	)	*delete whichever is not applicable

The Original Guarantors/the Company

SIGNED, SEALED AND	)
DELIVERED by Metals	)
Acquisition Limited in the presence	)	Seal
of:	)
)
)
/s/ Slobodan Vujcic	)	/s/ Michael James McMullen
Signature of witness	)	Signature of authorised signatory
)
)
Slobodan Vujcic	)	Michael James McMullen
Name of witness (Block Letters))		Name of authorised signatory (Block Letters)

SIGNED, SEALED AND	)
DELIVERED by Metals	)
Acquisition Corp in the presence of:	)	Seal
)
)
/s/ Slobodan Vujcic	)
Signature of witness	)	/s/ Michael James McMullen
	)	Signature of authorised signatory
)
Slobodan Vujcic	)
Name of witness (Block Letters))		Michael James McMullen
	)	Name of authorised signatory (Block Letters)